Jefferies 2nd Annual Internet Conference

(Based upon Fourth Quarter 2005 results)

February 28, 2006

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of February 28, 2006 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of February 28, 2006 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security

Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/28/05 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Core j2 Global Assets

11.2 million subscribed telephone numbers (DIDs)

Global advanced messaging network

2,000+ cities in 26 countries on 5 continents

14.6 MM+ unique DIDs worldwide in inventory

Patented technology

A portfolio of 25 issued U.S. patents, and numerous pending U.S. patent applications, issued foreign patents and pending foreign applications

Various programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

35 consecutive quarters of Revenues growth

16 consecutive quarters of positive and growing Operating Earnings

30%+ year-over-year Revenues growth

$144.5 MM of cash & investments to fund growth (as of 12/31/05)

Nominal amount of debt

Subscriber Acquisition

Individuals

Targeted Web marketing

   (e.g. AOL, MSN, Yahoo!, Google, CareerBuilder, New York Times, etc.)

Sold primarily through: www.eFax.com , www.j2.com,
www.onebox.com and www.evoice.com

Use  of  proprietary  Life  Cycle  Management  (e.g. Free    Paid conversions)

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Paid Subscription Drivers

Six Drivers for Paid Subscription Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness

Search engine discovery

Accounts for up to 50% of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct enterprise & government sales

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing

CPA deals

International marketing programs in Western Europe

International Update

Aggressive International Expansion

2003

29K Paid DIDs

161K Free DIDs

English Only

US $ Only

60 Area Codes

2 Non-US Headcount

2004

39K Paid DIDs

549K Free DIDs

Launched local-
language web sites in
UK, NL, FR, DE, SP,
CA

6 Additional
Currencies (£, €, ¥, CA
$, AU $, HK $)

120 Area Codes

7 Non-US & 2 US-
based Headcount

2005

71K Paid DIDs

966K Free DIDs

Full Web, Customer
Service & Telesales
Support in English,
Dutch, French, German
& Spanish

4 New Payment
Methods

340 Area Codes

26 Non-US & 4 US-
based Headcount

United Kingdom

            Largest Revenue Market in Europe

            Substantial Growth Potential

             Acquired Three Companies in Past 18 Months

Netherlands

             Largest Free Base with Strong CPP Revenue

            Strong Partner Base - Expanding into other EU Countries

2005 Results & 2006 Goals

             Rapid Growth in 2005

71K paid DIDs (+82% vs. 2004)

966K free DIDs (+76% vs. 2004)

International has substantial upside potential

            Accelerate Expansion in EU

Continue to penetrate in Western Europe

Network and marketing

New market development in Eastern Europe

           Network, Localization and Marketing

            Gain Traction in Asia/Pacific Rim

Prepare for Japan expansion

Explore opportunities in Australia and China

Corporate Update

Corporate Update

Enterprise Sales

18 Enterprise accounts with 1,000+ DIDs – all under annual
or multi-year contracts

Largest account has more than 10,000 DIDs provisioned

8 “Fortune 100” accounts

Pipeline:  68 qualified 1,000+ DID opportunities, of which 14 are international

Lower cancellation rate measured by DIDs

Growing Corporate Sales Force

12 large enterprise sales reps

Launched mid-market sales force with 4 sales reps

5 inside sales

Account management

Several additional positions to be added

Financial Highlights

Historical Revenue & Operating Earnings Growth

35 consecutive quarters of Revenue growth

16 consecutive quarter of Operating Earnings growth

Cost Trends

*

*

* Reflects a reclassification of certain network operations and depreciation expenses into Cost of Revenues, which was implemented in Q1 2005, versus their historical inclusion in General & Administrative expenses.  See Slide #24 for a reconciliation to previously reported numbers.

Financial Guidance

(Reaffirmed 2/28/06)

(1) Assumes an effective annual tax rate of 27% and 25.8 million fully diluted shares outstanding.

(2) Before stock-based compensation expense under FAS 123R. It is anticipated that the impact on annual net earnings per share will be between $0.10 and $0.18 per share for 2006.

$0.53 – $0.55

$41.3 – $42.1

Q1

2006

$2.34 - $2.46

Net Earnings per Share (1,2)

$181 - $191

Revenues (millions)

Fiscal Year

2006

Goals for 2006

Further Penetrate North America with DID Based Offerings

Grow International Revenues at a Greater Rate than the Company

Lay Foundation for Additional Revenue in Asia

Launch “Bring Your Own Number Service” in US

Evolve eVoice Product Suite

Enhance OneBox Service Offering

Refine Product Roadmap for Additional Services

Continue M&A Efforts in the Email, IP Fax and UM Spaces

Further Monetize Intellectual Property

Complete Billing Upgrade and Related Systems Enhancements

Supplemental Information

Metrics

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Fixed Subscriber Revenues

$16,021

$17,750

$19,122

$20,823

$73,716

$22,773

$23,756

$25,229

$26,963

$98,721

Variable Subscriber Revenues

6,041

7,314

7,863

8,226

29,444

8,502

10,323

11,258

10,901

40,984

   Subscriber Revenues

$22,062

$25,063

$26,985

$29,050

$103,160

$31,275

$34,079

$36,487

$37,864

139,705

Other Revenues

880

768

786

749

3,183

949

806

1,202

1,279

4,236

      Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

DID Based Revenues

$21,664

$24,057

$25,994

$27,937

$99,652

$30,186

$33,009

$34,760

$36,063

$134,018

Non-DID Revenues

1,278

1,774

1,777

1,862

6,691

2,038

1,876

2,929

3,080

9,923

      Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

Subscriber Revenue/Total Revenues

96.2%

97.0%

97.2%

97.5%

97.0%

97.1%

97.7%

96.8%

96.7%

97.1%

DID Based/Total Revenues

94.4%

93.1%

93.6%

93.8%

93.7%

93.7%

94.6%

92.2%

92.1%

93.1%

% Fixed Subscriber Revenues

72.6%

70.8%

70.9%

71.7%

71.5%

72.8%

69.7%

69.1%

71.2%

70.7%

% Variable Subscriber Revenues

27.4%

29.2%

29.1%

28.3%

28.5%

27.2%

30.3%

30.9%

28.8%

29.3%

Paid DIDs

(4)

434,616

469,328

515,162

553,949

598,490

641,720

691,096

740,120

Average Monthly Revenue/DID

$16.68

$17.22

$16.95

$16.87

$16.85

$17.21

$16.89

$16.36

Cancel Rate

(1)

2.9%

2.4%

2.6%

2.7%

2.8%

2.5%

2.8%

2.6%

Free DIDs

5,843,167

6,873,083

7,106,249

8,180,452

8,448,517

8,653,386

9,549,886

10,423,723

Average Monthly Revenue/DID

$0.05

$0.04

$0.04

$0.04

$0.04

$0.04

$0.03

$0.03

Total DID Inventory (MM)

8.6

9.5

11.3

11.9

12.7

13.6

14.2

14.6

Cities Covered

1,300

1,350

1,400

1,500

1,500

1,500

2,005

2,021

Countries Covered

20

20

20

26

Gross Margin

(3)

79.1%

80.1%

80.4%

81.3%

80.3%

79.8%

80.2%

78.5%

78.9%

79.3%

Operating Margin

43.5%

42.6%

43.0%

44.0%

43.3%

41.4%

44.0%

43.2%

42.0%

42.7%

Cash/Funds Available for Growth

(millions)

$67.4

$74.2

$83.9

$93.8

$98.2

$108.6

$131.6

$144.5

Free Cash Flow

(2)

(millions)

$9.9

$11.6

$11.9

$10.9

$44.3

$11.3

$13.8

$13.5

$16.8

$55.5

(1) Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(2) Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.

(3) For 2004, reflects the inclusion of certain network operations and depreciation expense in Cost of Revenues that began in Q1 2005 versus its historical inclusion in General & Administrative expense.

See slide 24 for a reconciliation.

(4) For Q1 2005, reduced by 6,625 DIDs due to the discontinuance of a marketing trial.

2005

2004

Reconciliation of previously reported

Cost of Revenues and General & Administrative Expenses for 2004

($ in thousands)

Q1-2004

% of Rev

Q2-2004

% of Rev

Q3-2004

% of Rev

Q4-2004

% of Rev

Total 2004

% of Rev

Cost of Revenues

Previously reported

3,640

$

15.9%

4,063

$

15.7%

4,363

$

15.7%

4,448

$

14.9%

16,514

$

15.5%

Add: Certain network operations

and depreciation expenses

1,165

1,070

1,092

1,128

4,455

Adjusted Cost of Revenues

4,805

$

20.9%

5,133

$

19.9%

5,455

$

19.6%

5,576

$

18.7%

20,969

$

19.7%

Gross Margin

Previously reported

84.1%

84.3%

84.3%

85.1%

84.5%

Adjusted Gross Margin

79.1%

80.1%

80.4%

81.3%

80.3%

General and Administrative Expenses

Previously reported

4,482

$

19.5%

4,734

$

18.3%

5,321

$

19.2%

5,506

$

18.5%

20,043

$

18.8%

Less: Certain network operations

and depreciation expenses

1,165

1,070

1,092

1,128

4,455

Adjusted General

and Administrative Expenses

3,317

$

14.5%

3,664

$

14.2%

4,229

$

15.2%

4,378

$

14.7%

15,588

$

14.7%

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Net cash provided by operating activities

$10.252

$13.044

$13.240

$14.785

$13.762

$15.227

$15.951

$19.449

Purchases of property & equipment

(0.319)

(1.442)

(1.337)

(3.883)

(2.473)

(1.420)

(2.433)

(2.601)

Free Cash Flow

(1)

$9.933

$11.602

$11.903

$10.902

$11.289

$13.807

$13.518

$16.848

®